EMERGING MARKETS GROWTH FUND SM

Seeks long-term growth of capital by investing in companies operating in developing countries around the world

[cover: globe watermark]

Semi-annual report for the six months ended December 31, 2002


DEAR SHAREHOLDERS:

The stuff of politics -- elections in Brazil, Turkey and South Korea, a national strike in Venezuela, nuclear brinksmanship by North Korea, and a peaceful change of leadership in China -- marked the second half of 2002 in emerging markets. These events, combined with the military build-up against Iraq and wide swings in investor sentiment in developed markets, contributed to heightened volatility in emerging markets equities.

The most remarkable aspect of this six-month period though was the healthy economic growth sustained by several emerging market economies. Further, a large number of corporations reported meaningful increases in revenues and earnings despite the unfavorable backdrop of volatile geopolitics in Asia, turmoil in parts of Latin America, and anemic economic expansion in the U.S. and Europe. These factors helped emerging markets equities outperform developed markets stocks for the six-month period covered by this report and for the second calendar year in a row -- an especially notable event in a period of declining global markets.

Emerging markets volatility generally mirrored that of developed markets. A steep drop in early July was followed by a rally in August that deteriorated into another sharp sell-off in September. In early October, markets bottomed out, then rallied on a strong rebound in technology stocks before running out of steam again in December.

Over the full six months, emerging markets equities, as represented by the MSCI Emerging Markets Free Index, declined 8.0%, while global developed markets equity, as represented by the MSCI World Index, dropped 12.0%. Emerging Markets Growth Fund fell 6.9% over the period.

[Begin Table]

EMGF TOTAL RETURNS VS. MSCI
EMERGING MARKETS FREE INDEX
for periods ended 12/31/02 (with distributions reinvested)

                                Emerging                                      MSCI
                                 Markets                                    Emerging
                               Growth Fund                                   Markets
                                 (EMGF)              Annualized            Free Index*          Annualized

6 months                          -6.9%                   --                  -8.0%                   --
12 months                         -9.9                    --                  -6.2                    --
3 years                          -40.0                 -15.6%                -36.6                -14.1%
5 years                          -19.7                  -4.3                 -21.2                 -4.7
10 years                         +61.6                  +4.9                 +13.4                 +1.3
Lifetime                        +932.6                 +15.1                    --+                   --+
(since 5/30/86)
*  Returns shown for the MSCI Emerging Markets Free Index reflect gross dividends through December 31, 2000, and net dividends
   thereafter.
+  The MSCI Emerging Markets Free Index did not start until 12/31/87.

[End Table]

MARKETS OVERVIEW

In China, India, South Korea, and Russia, economies were powered by robust domestic consumption, which was driven by an expanding middle class with a growing penchant for mobile phones, scooters, cars and other durable goods. The boom in consumer spending created some imbalances in economies such as South Korea, where the unfettered proliferation of consumer credit led to a deterioration in the loan portfolios of many financial institutions.

But by and large, rising domestic consumption helped economies fill the gap created by stagnant or declining exports to the Western world. The exceptions were economies with heavy dependence on exports, such as Taiwan, or with strong links to the U.S. economy, such as Mexico. These had slower growth.

The rise in geopolitical risk underpinned gains in the price of oil, gold and other commodities and helped materials stocks. This benefited commodity producers and helped GDP growth in Russia, although the effect of higher oil prices on the economies of Mexico and Indonesia was muted.

The impact of currency fluctuations was generally small, except in the extreme cases of Brazil and South Africa. The steep depreciation of the real pushed Brazilian shares down nearly 14%* in U.S. dollar terms, although they were up more than 7% in local currency terms. The real fell on concerns over Brazil's sizable U.S. dollar-linked debt. Conversely, the substantial appreciation of the rand pulled South African equities up by 6% in U.S. dollar terms, even though they were down 12% in local currency. The rand corrected from a position of significant weakness at the end of 2001, helped by increases in interest rates.

*Unless otherwise indicated, country returns are based on MSCI indexes for the six months ended December 31, 2002, are measured in U.S. dollars and assume reinvestment of net dividends.

Materials was the best-performing large sector during the period, followed by energy. The worst-performing sectors were information technology and consumer discretionary.

[Begin Sidebar]
10 LARGEST EQUITY HOLDINGS

                                                       Percent of gain/loss
                                                         for the 6 months
                                       Percent of         ended 12/31/02*
                                       net assets        (in U.S. dollars)

Samsung Electronics                        8.3%                -3.2%
Telefonos de Mexico                        5.1                 -0.2
LUKoil Holding                             3.4                 -6.5
America Movil                              2.9                  7.1
Infosys Technologies                       2.8                 48.3
Cia. Vale do Rio Doce                      2.5                  5.6
Petroleo Brasileiro SA -
     Petrobras                             2.4                -22.1
Reliance Industries                        2.3                 12.6
Hindustan Lever                            2.3                 -4.1
KT Corp.                                   2.2                 -0.5
Total                                     34.2%

*The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[End Sidebar]

FUND OVERVIEW

Many stocks that made the biggest positive contributions to your fund's performance were in the poor-performing telecommunication services and information technology sectors, reflecting our active, bottom-up stock selection process. Also, some of the best- and worst-performing stocks came from the same markets, i.e., Brazil and Mexico.

[Begin Sidebar]

WHERE THE FUND'S ASSETS ARE INVESTED

                                                                                                        Market value
                                       Percent of net assets                 MSCI EMF Index/1/           of holdings
                                                                                                          12/31/02
                                 12/31/01      6/30/02     12/31/02      6/30/02     12/31/02         (in thousands)
ASIA-PACIFIC
China                              3.6%         2.5%         3.3%/2/      6.6%         6.6%                $481,753
Hong Kong                           .7           .8           .6           --           --                   83,658
India                              9.5          9.6         12.2          4.1          5.0                1,754,616
Indonesia                          2.0          2.7          2.6          1.2          1.1                  368,905
Malaysia                           1.9          3.0          3.1          5.4          5.6                  439,415
Pakistan                            --           --           --           .2           .3                       --
Philippines                        1.5          1.4          1.1           .6           .5                  153,494
South Korea                       15.9         16.8         17.1         22.6         21.8                2,468,781
Sri Lanka                           --           --           --           --           --                       21
Taiwan                            11.3         11.3          5.9         14.4         12.8                  843,041
Thailand                            .4          1.8          1.9          1.7          1.7                  280,448
Vietnam                             --           --           --           --           --                    4,656
                                  46.8         49.9         47.8         56.8         55.4                6,878,788
LATIN AMERICA
Argentina                           .2           .2           .3           .3           .5                   37,871
Brazil                            10.9          9.6         10.8          7.2          6.9                1,560,129
Chile                              1.0          1.7          1.6          1.6          1.6                  227,050
Colombia                            .1           .1           .1           .1           .1                   19,095
Ecuador                             --           --           --           --           --                      236
El Salvador                         --           --           --           --           --                    1,471
Mexico                            16.7         15.3         16.5          7.8          7.9                2,379,507
Panama                              .1           .1           .1           --           --                   11,742
Peru                                .6           .6           .5           .4           .5                   73,051
Venezuela                           .1           .1           .2           .1           .1                   24,414
                                  29.7         27.7         30.1         17.5         17.6                4,334,566
EASTERN EUROPE
Bulgaria                            .1           .1           --           --           --                    6,468
Czech Republic                      .3           .4           .4           .4           .5                   51,182
Hungary                             .7          1.6          2.2          1.0          1.3                  313,949
Kazakhstan                          --           --           --           --           --                    1,776
Poland                             1.9          1.6          1.4          1.1          1.3                  196,504
Republic of Croatia                 .5           .6           .4           --           --                   61,901
Romania                             --            --          --           --           --                    1,949
Russian Federation                 3.9/2/       6.1/2/       6.0/2/       4.5          4.7                  865,737
Ukraine                             --           --           --           --           --                      636
                                   7.4         10.4         10.4          7.0          7.8                1,500,102
OTHER MARKETS
Dominican Republic                  --           --           --           --           --                    2,934
Egypt                               .2           .2           .2           .2           .2                   25,912
Greece                              .4           .1           --           --           --                       --
Israel                             1.3           .7           .3          3.1          3.3                   36,922
Jamaica                             --           --           --           --           --                    2,301
Morocco                             .1           .1           .1           .3           .3                   16,320
Nigeria                             .1           .1           .1           --           --                   10,052
Portugal                            .1           .1           .1           --           --                   16,286
South Africa                       2.9          4.0          4.8         13.9         14.0                  686,068
Tunisia                             --           --           --           --           --                    3,120
Turkey                             4.9          2.7          2.0          1.0          1.2                  281,076
                                  10.0          8.0          7.6         18.5         19.0                1,080,991
Multinational                      1.7          1.4           .5                                             70,359
Other/3/                           1.9           .8          1.6                                            227,774
Cash & equivalents                 2.5          1.8          2.0                                            291,223
TOTAL                            100.0%       100.0%       100.0%                                       $14,383,803

/1/ MSCI Emerging Markets Free Index also includes Jordan (0.2% at 6/30/02 and 0.2% at 12/31/02). A dash indicates that the market is not included in the index. Source: MSCI Red Book.
/2/ Includes investments in companies incorporated outside the region that have significant operations in the region.
/3/ Includes stocks in initial period of acquisition.

[End Sidebar]

Mexican telecommunication services giants America Movil and Telefonos de Mexico were among the top ten contributors to your fund's performance relative to the MSCI EMF Index.

[Begin Sidebar]
PERCENT CHANGE IN KEY MARKETS/1/

                                            Six months
                                          ended 12/31/02

                                  Expressed            Expressed
                                   in U.S.             in local
                                   dollars             currency

Argentina                           39.8%               21.5%
Brazil (Free)/2/                   -13.5                 7.4
Chile                               -5.1                -0.8
China (Free)/2/                    -13.0               -13.0
Colombia                            13.3                35.4
Czech Republic                      14.7                16.6
Egypt                                2.3                 2.0
Hungary                             19.5                 8.3
India                                8.8                 6.8
Indonesia (Free)/2/                -14.1               -11.8
Israel                              -0.9                -1.0
Jordan                              -8.8                -8.2
Malaysia (Free)/2/                  -8.7                -8.7
Mexico (Free)/2/                    -9.0                -4.3
Pakistan                            79.0                74.1
Peru                                15.7                15.8
Philippines (Free)/2/              -22.8               -18.1
Poland                               6.3                 0.5
Russia                              -2.1                  --/3/
South Africa                         5.8               -12.0
South Korea                        -13.2               -14.5
Taiwan                             -19.4               -16.1
Thailand (Free)/2/                  -7.3                -3.8
Turkey                               4.2                 9.1
Venezuela                            1.9                 5.0

Emerging Markets
  Growth Fund                       -6.9

/1/ Including reinvestment of net dividends. All indexes are compiled by MSCI and are unmanaged.
/2/ The fund is invested in the "free" Brazilian, Chinese, Indonesian, Malaysian, Mexican, Philippine and Thai stock markets, which consist of securities that can be purchased by investors other than resident nationals.
/3/  Index is quoted in U.S. dollars only.
[End Sidebar]

Indian IT companies Infosys and Wipro were also among the top contributors to returns as they continued to gain market share from global competitors on the strength of their relatively low cost bases and high execution capabilities. On the other hand, the semiconductor company Taiwan Semiconductor Manufacturing Co.
(TSMC) hurt the fund's performance in this period.

The fund's largest exposure relative to the index continues to be in telecommunications, which, as a largely domestic business, allows local companies to dominate their markets. Although emerging markets telecoms were sucked into the sector meltdown in 2001 and early 2002, they generally have healthier balance sheets and better cash flows and earnings than their developed markets peers. As markets begin to distinguish among individual companies amid a revival in the sector, emerging markets telecom stocks will likely draw increasing attention from investors.

Over the period, investments in the information technology area were trimmed, primarily by selling a large part of our investment in TSMC. The bulk of our sale occurred in early July, ahead of the large decline in the share price, as the company issued a warning on expectations of lower revenues amid weakening business conditions. Despite reducing our position, our investments in TSMC and United Microelectronics (UMC), the other large foundry in Taiwan, hurt the fund's performance. In the near term, these large semiconductor foundries are facing increased competition from the large, integrated global technology giants as they move to producing the next generation of semiconductor chips. In the medium term, TSMC has remained a world-class company with cutting-edge technology in a still-growing segment.

Overall, about 20% of the fund is invested in technology, slightly more than the index. The fund's investments are very selective. We remain cautious about the sector, as corporate spending has not yet shown clear signs of reviving.

A little under half of our technology exposure is to Samsung Electronics, the large Korean conglomerate with successful businesses in semiconductors, cellular handsets and flat-panel displays, among other products. Samsung shares fell over the six-month period, pulled down along with the broader market in September and sent lower by the standoff with North Korea over Pyongyang's resumption of its nuclear program in December. Samsung reported record profits in 2002 even as the rest of the technology sector struggled. The fund's other major position in IT was in Indian software and service companies, which continued to gain market share due to their cost-cutting measures and superior execution.

The fund's major underexposure, relative to the index, was to the materials sector, primarily due to our lack of enthusiasm about mining companies in South Africa. This position was detrimental to the fund's performance in the reporting period. In our view, issues of corporate governance, government ownership, mining distribution rights, and inefficiency hamper many materials companies in South Africa, and limit their upside potential. However, we do own some good-quality mining companies in the fund, such as Cia. Vale do Rio Doce (CVRD) of Brazil, which has benefited as an exporter of iron ore to China. CVRD was a significant contributor to portfolio returns.

The fund's large relative exposure in India had a positive impact on fund returns. International investors turned optimistic, heartened by an improving political climate, a reduced threat of war with neighboring Pakistan, and a cyclical economic rebound gaining momentum. Equities rallied 9%, making India the best-performing major market for the period.

Mexico's stock market, which traditionally tracks the U.S., remained lackluster. Consumer discretionary stocks were among the biggest losers in a sluggish economy, with Grupo Televisa and Wal-Mart de Mexico (Walmex) sliding. However, your fund's investments in Mexico's large telecoms, which had strong earnings and returns for the six-month period, mitigated losses in that market.

The fund added to its holdings in Brazil, taking advantage of market weakness. The results of the decision for the period were mixed. Some of these holdings paid off in the six-month period, with the mining company CVRD and beverage company Cia. de Bebidas das Americas (AmBev) rising rapidly and making big contributions to the fund's performance. Other stocks, such as oil company Petroleo Brasileiro (Petrobras), had sharp losses. We accumulated investments in high-quality companies on the belief that earnings prospects for many companies, even in a very tough economic environment under a new presidential administration, are better than those reflected in valuations.

In South  Korea,  the fund's  holdings  were  limited to select  technology  and telecom stocks. The rapid proliferation of consumer credit resulted in deterioration in loan portfolios. Your fund stayed away from investments in banks and consumer finance companies, which worked in its favor, as financial stocks took a sharp fall.

OUTLOOK

The election cycle has been completed in many countries, removing a source of political uncertainty. While the winners in polls in Brazil, Turkey and South Korea were not those favored by the market, their initial post-election pledges to follow centrist economic policies calmed investors and underscored the growing trend worldwide toward pro-growth, fiscally conservative economic policies.

Most emerging markets remain in fairly good shape. In Asia, many economies have low levels of debt, current accounts in balance or surplus, and sustainable GDP growth driven partly by domestic activity, helping to reduce the region's historical dependence on exports. While the relatively new consumer loan culture sweeping through parts of Asia has created some short-term imbalances, it has provided governments with a new stimulus tool to steer economies in a period of global slowdown. With China anchoring the regional economy as a huge manufacturing base and large importer of commodities, trade within emerging Asia and between Asia and other emerging markets continues to grow briskly and provides another buffer against slowdowns in the major economies of the U.S., Europe and Japan.

Markets in emerging Europe have gained momentum as the lure of membership in the European Union (EU) encourages these nations to move toward responsible economic policies. At a summit in mid-December, the EU agreed to expand its membership from the current 15 countries to 25 in 2004. The announcement lifted the smaller markets of Poland, Hungary and the Czech Republic. Even Turkey, hampered for years by runaway inflation, large deficits and a volatile currency, saw its newly elected Justice and Development Party (AKP) promise to use its parliamentary majority to implement policies necessary for accession to the EU.

In Latin America, Brazil will be key to the region. The real's weakness has boosted the country's commodity and agricultural exports by making them more competitive, which in turn has helped the current account. However, Brazil's political outlook is still not clear. It remains to be seen whether President-elect Luiz Inacio Lula da Silva will keep his post-election promises and follow through with economic policies that will ensure continued assistance from the International Monetary Fund and inflows from international capital markets.

Mexico's economy, the most mature in Latin America, stayed in slow motion along with the U.S. The country faces some political risk in the mid-term parliamentary elections due in 2003. However, with a sound economic base featuring low interest rates, a relatively stable currency and a vigorous private sector, we expect the Mexican economy will pick up speed along with the U.S. sometime in 2003.

The past three years -- a difficult period that saw widespread equity price declines -- has also been a period in which many emerging markets companies have continued to grow earnings. As a result, valuations of emerging market stocks are now very low by historical standards. At these levels, these stocks offer significant upside potential.

We look forward to reporting to you in another six months.

Sincerely,

/s/ Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/ Nancy Englander
Nancy Englander
President

January 28, 2003


As reported in the fund's proxy statement recently sent to you, we would like to apprise you of an anticipated change in officers, subject to board approval. Walter Stern, who has been involved with the fund since its inception in 1986, will retire as Chairman of the Board after serving in this position since 1991. We are pleased that he has agreed to continue to serve as Chairman Emeritus.

Robert Ronus, a Director nominee of the fund, and also a Vice Chairman and a Director of Capital Guardian Trust Company, is expected to be elected Chairman of the Board. Robert recently completed 30 years with Capital, the majority of which he spent as a portfolio manager for non-U.S. and global equities. Robert also serves as Chairman of The Capital Group Companies.

Here are the total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 2002: 10 years: +61.63%, or +4.92% a year; 5 years: -19.75%, or -4.30% a year; 12 months: -9.93%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. THE RESULTS SHOWN ARE BEFORE TAXES ON FUND DISTRIBUTIONS AND SALE OF FUND SHARES. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE PROSPECTUS.

THE INVESTMENT LANDSCAPE

The geographic  concentrations of assets found in Emerging Markets Growth Fund's
(EMGF) portfolio rarely reflect any determination on our part to invest more in one country or region. More often, they are the by-product of buy and sell decisions made stock by stock, based on intensive, proprietary research. While the emphasis of that research is on companies, EMGF's portfolio managers and analysts also keep a close eye on political and macroeconomic considerations that can affect our holdings. Here is a look at the investment landscape in the fund's five largest areas of concentration on December 31. The five account for nearly two thirds of net assets. (Percentage changes for markets and stock prices are in U.S. dollars for the six months ended December 31, unless otherwise noted.)

SOUTH KOREA (17% OF NET ASSETS)

South Korea's stock market fell sharply amid worries that unfettered consumer lending had created frothiness in the economy and led to deteriorating loan portfolios at banks and credit-card companies.

The concern over deteriorating balance sheets at financial institutions led regulatory authorities to issue guidelines toward tighter lending standards late in the summer. As economic data, including a decline in same-store sales, confirmed the economy was cooling off, investors dumped financial and retail stocks, which bore the brunt of the market decline.

At the end of it all, Korean equities declined 13%.

The election of the pro-labor ruling-party candidate Roh Moo-hyun as president in December complicated the economic outlook as investors questioned how he would deal with large conglomerates, known as chaebols, which produce the bulk of the country's exports.

Roh Moo-hyun's victory introduced uncertainty about South Korea's economic agenda and foreign policy. On the economic front, Roh campaigned on a pro-labor platform, and some investors fear the government will side with labor unions in disputes, particularly at the big chaebols, hurting economic productivity.
Despite the recent economic boom, many South Korean corporations have seen margins compress along with volume growth, leaving many firms unwilling to absorb additional labor costs.

On the political front, Roh advocated a reduction in U.S. influence in South Korea. The acquittal of two U.S. officers on trial in military court for the accidental death of two Korean girls in a training accident inflamed popular opinion in South Korea and buoyed Roh's position. The case re-ignited the discontent of younger Koreans with the large U.S. military presence on the peninsula.

Investor sentiment was still fragile when a strong dose of geopolitical risk was added to the equation when North Korea announced the resumption of its controversial nuclear program.

Soon after North Korea declared it was renewing its nuclear program outside United Nations supervision in December, the newly elected Roh was called upon to articulate a clear stance, and he then backed away from anti-U.S. rhetoric. However, like his predecessor Kim Dae-jung, Roh will likely favor a "sunshine policy" of engagement with North Korea, rather than one of isolation. The major political powers with interests on the Korean peninsula -- the U.S., Japan, China and Russia -- are likely to eventually work out a unified approach with South Korea to contain Pyongyang's nuclear capabilities, although any negotiations could keep political uncertainty high for weeks or months.

Despite the current political tribulations, South Korea's economy is the most developed in the emerging markets world, reflected in the country's high GDP, per capita income, and the thriving presence of several world-class companies.

Samsung Electronics was one of the better performers during the period, even though it fell along with the broader market. We believe Samsung remains one of the strongest and best-managed technology companies in the world, with a solid portfolio of products, including high-end and high-margin semiconductor chips, TFT-LCD and plasma display panels and mobile telephone handsets, among other things. The company reported record profits of $6 billion on sales of nearly $35 billion for 2002, making it the most profitable technology company in the world after Microsoft.

MEXICO (17% OF NET ASSETS)

Mexico was able to avoid contagion from the woes affecting South America, but could not escape the overarching influence of its large northern neighbor. The Mexican economy decelerated as demand remained low in the U.S., which takes in more than 85% of Mexico's exports.

The slowdown in the domestic economy and in exports to the U.S. was partly offset by the firmness of global prices of oil, which provides over 35% of government revenues. Moreover, a conservative fiscal policy marked by a tight budget and low inflation kept interest rates in check and the economy in balance, underscoring Mexico's position as the most stable and mature economy in Latin America.

President Vicente Fox and his administration have made slow progress on important structural reforms, partly hamstrung by opposition politics. State-run electricity generation and distribution is inefficient and remains among the biggest obstacles to the country's industrial growth. However, the government has been unable to get the opposition Institutional Revolutionary Party (PRI) to agree on any constitutional changes, which are required to bring private investment and participation into the sector. Progress on reforms in the pension fund and financial sectors has been better, but a lot remains to be done.

Mid-term congressional elections in July 2003 will determine whether Fox's National Action Party (PAN) can achieve the majority needed to push its economic agenda through the legislative body.

Against this backdrop, stock market performance was mixed during the period. Consumer discretionary and retail stocks lagged, while telecom stocks performed better. America Movil, the largest wireless operator in Latin America, and
Telefonos de Mexico, the wire-line company in Mexico, were among top contributors to fund returns. Although telecoms have suffered from guilt by association with the sector globally, Mexican telecom companies have strong balance sheets and solid earnings. America Movil benefited from continued secular growth in wireless services in Latin America. In addition, since most markets in which it operates have one or two large companies holding the dominant share of the wireless market, America Movil has been able to grow and generate free cash simultaneously, given management's keen focus on costs.

Meanwhile, retailers Wal-Mart de Mexico (Walmex) and Kimberly-Clark de Mexico hurt results. Walmex has nonetheless continued to gain market share at a rapid pace and dominates the retail market in many parts of the country.

The merger of Coca-Cola FEMSA and Panamerican Beverages (Panamco) in December created the second-largest Coca-Cola bottler in the world. In other corporate news, Bank of America bought 25% of Grupo Financiero Santander Serfin, Mexico's oldest and third-largest bank, in a move designed to take advantage of the $10 billion flowing annually from Mexican expatriate workers in the U.S. to their families back home.

The fund maintains a large exposure to Mexico. Despite some rigidities, the economy remains the most sophisticated in Latin America, with many well-run companies that have a dominant share of the domestic or regional Latin American market. The earnings of many Mexican companies have been rising, and stock valuations on the whole remain attractive. With the country's close ties to the U.S., Mexico will be among the biggest beneficiaries when the U.S. economy picks up momentum.

INDIA (12% OF NET ASSETS)

As the threat of war with neighboring Pakistan and the sporadic outbreaks of religious violence receded to the background, a cyclical rebound in the Indian economy picked up momentum. Demand for cement and steel grew amid a strong pick-up in industrial activity. Robust domestic consumption by the middle-class offset the drag created by a poor monsoon, a bad harvest and the resultant decline in rural disposable incomes.

The ruling Bharatiya Janata Party (BJP) won a key state election on a divisive, religious platform. Nevertheless, the victory provided a much-needed shot in the arm for the government's reform agenda. It also consolidated the BJP's tenuous hold over the coalition, allaying the market's concerns that a lame duck government could be forced to call for early elections ahead of the scheduled 2004 poll. Further, it revived investors' hope that the government had finally regained sufficient clout to push forward with its ambitious privatization and deregulation program, which has stalled in the face of intense pressure from entrenched political groups with vested interests.

The information technology sector continued to shine as leading IT companies such as Infosys and Wipro continued to gain market share from global competitors on the strength of their relatively low cost-base and high execution capabilities. These companies have benefited from the accelerating trend towards outsourcing by U.S. and other western companies in an effort to cut costs in a sluggish global economic environment.

Among the large conglomerates, Reliance Industries benefited from the discovery of a new gas field. The company has also entered the telecommunications industry with a bang, offering the first nationwide CDMA-based mobile phone service.

Financial stocks got a big boost after Parliament passed a law in December allowing banks to foreclose on the assets of both individuals and corporations that have defaulted on their loans. Banks were allowed to foreclose without first having to seek recourse in the country's archaic legal system. This groundbreaking act paves the way for a structural overhaul of the country's banking system, making it more market-oriented, less susceptible to political maneuvering, and allowing for risk-based pricing of assets and liabilities.

Additionally, the government finally prepared a bailout package for the Unit Trust of India (UTI), the large state-owned mutual fund company that has suffered huge investment losses as it struggled with a series of scandals over the past two years. The government's guarantee to bridge the shortfall arising from investment losses in funds with minimum assured returns reduced the likelihood of forced selling by the UTI in order to meet any redemption pressure, thereby eliminating a technical overhang.

Despite the recent rebound in equity values, the Indian market is currently trading at a historically low multiple of 12 on forecast earnings for 2003. To some extent, the depressed multiple reflects the market's general unease with the political uncertainty ahead in the face of elections in 10 states scheduled for 2003 and a general election in 2004. Higher oil prices are a worry, as is the economy's dependence upon the monsoons to sustain agricultural growth and rural incomes. Structural rigidities such as onerous labor laws and a burdensome bureaucracy also remain.

The good news is that a great deal of uncertainty is being priced in. We believe that equities will continue to be supported by strong and sustainable earnings, free cash flow and dividend payments. The market offers investment opportunities in top-class companies that are achieving critical global scale, skills and cost competitiveness against a domestic economic backdrop of low interest rates, ample liquidity, a current account surplus and increasingly market-friendly government policies.

BRAZIL (11% OF NET ASSETS)

Brazil's currency and financial markets were extremely volatile in the period before and after October's presidential elections and equities ended the period nearly 14% lower in U.S. dollar terms, though they gained 7% in local currency.

In the period leading up to the election, Luiz Inacio Lula da Silva's steady advance in opinion polls over ruling party candidate Jose Serra led many investors to panic, fearing that the 67-year-old Workers' Party leader lacked the wherewithal to deal with Brazil's complex financial problems and economic challenges.

Soon after the elections, however, President-elect Lula said he would pursue a conservative economic agenda designed to preserve Brazil's eligibility for International Monetary Fund (IMF) assistance. He followed up with market-friendly appointments to the key posts of finance minister and head of the central bank. Lula's actions have cheered investors, triggering a stock and bond market rally.

Brazil's large stock of floating-rate debt continues to be the new government's biggest dilemma, with interest payments linked to the value of the U.S. dollar. When the real loses value, the country's interest burden becomes even more onerous. The large public-sector debt-load has hamstrung any administration's ability to make complete use of monetary and fiscal policy.

The IMF agreement was worked out in the summer of 2002, when, faced with large capital outflows, the administration of President Fernando Henrique Cardoso agreed on an austere economic program with well-defined inflation and fiscal deficit targets in return for a mammoth $30 billion loan package. The program -- the largest IMF bailout ever --is designed to help Brazil stay current on interest payments while it implements policies to streamline the economy.

While investors seem willing to give the newly elected Lula the benefit of the doubt, market participants will keep a close eye on the concrete economic measures the new government adopts in its first few months in office.

Despite a rally in the last few weeks of 2002, at the end of the reporting period, most Brazilian stocks remained extremely depressed, reflecting an overly cautious outlook. The fund accumulated shares in select Brazilian companies during periods of extreme market weakness, such as the mining company Cia. Vale do Rio Doce (CVRD) and the oil company Petroleo Brasileiro (Petrobras). Both are well-run firms with strong managements and large, captive markets, and both benefited from stronger prices in the commodities and materials areas.

We continue to see opportunity in the Brazilian market over the medium term. With the 35% depreciation of the real in 2002, Brazil's exports of agricultural products and commodities have become more competitive in world markets, which in turn has boosted exports and improved the current account.

RUSSIA (6% OF NET ASSETS)

Strong oil and commodity prices provided Russia with the financial cushion it needed to pursue the ongoing privatization of its major oil companies as part of a broader economic reform agenda being implemented by the administration of President Vladimir Putin. In the most significant privatization of the reporting period, the government sold its 75% stake in the oil company Slavneft for $2 billion to Sibneft, another Russian oil company. The government also sold another 7.6% stake in LUKoil in December, leaving it with only a 6.0% holding in the oil giant.

Proceeds from oil sales have added to Russia's coffers and steadily improved its finances. The country's fiscal health has come a long way from the debt default of 1998. A stable ruble, budget surpluses, and a reduction of outstanding debt have boosted investor confidence and reduced capital flight. The lowering of the tax rate to a flat 13% for individuals and corporations in 2000 has succeeded in bringing a large portion of the "black-market" parallel economy above-ground, ultimately increasing tax revenues.

The Putin government is also slowly but surely pushing through other crucial reforms in pensions, banking and health care. The government is keen to reduce the country's excessive dependence on oil and views the development of adequate financing mechanisms, including market-based pension and banking systems, as key to this effort. But progress has been hampered by vested interests both within and outside government and is not likely to gain momentum until after the parliamentary elections due in Autumn 2003.

Nevertheless, Russia's ex-oil economy has continued to grow, driven partly by domestic consumer demand, and partly by investments in industries such as food, chemicals and metallurgy. The central bank's monetary policy has been geared toward reducing consumer inflation and keeping the currency stable, even if that has meant sacrificing some of the country's GDP growth, which has hovered around 5% annualized.

Although its oil resources are among the richest in the world, Russia has long faced challenges in exporting crude. A rickety pipeline system and inadequate ports presently limit exports to approximately three million barrels per day, less than half of total production. With the country's major oil companies now flush with cash, Moscow has adopted a two-pronged policy of goading the domestic oil companies into developing additional infrastructure, and, after years of resistance, encouraging Western companies to participate in these projects.

Among the largest of the infrastructure development projects is the construction of an export terminal in Murmansk in western Siberia, which would expand transport capacity by an estimated 1.6 billion barrels a day upon its completion sometime in the next five years. Other works include a collaboration between LUKoil and ChevronTexaco of the U.S. In addition to expanding Russia's oil export capacity, these projects should provide a stimulus to the economy.

Price increases for key commodities such as gold, platinum and nickel also supported Russia's economy over the reporting period. The appreciation of LUKoil's stock over the past year made it one of your fund's top 10 holdings. Over the reporting period, the stock fell by more than 6%, giving up some of the gains of the prior year. The inability of Surgutneftegas, another oil company owned by the fund, to win the privatization bid for Slavneft triggered a 19% decline in Surgutneftegas stock as disappointed investors sold off. Russian stocks were lower by 2% for the period.

Overall, Russia's oil companies, which represent the bulk of the capitalization of the country's publicly listed firms, enjoy good prospects, given the backdrop of a growing relationship between the U.S. and the natural-resource-rich nation. However, after three years of steady price appreciation following the 1998 crisis, Russian stock prices are no longer cheap relative to their peers.

ABOUT THE FUND AND ITS ADVISER

Emerging Markets Growth Fund (EMGF) was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund's current investment adviser, was selected by the IFC from a number of global investment firms to manage EMGF. Capital International is one of The Capital Group Companies. These companies form one of the world's most experienced investment advisory organizations, with roots dating back to 1931. Capital has been involved in international investing since the 1950s. Its investment management affiliates employ a value-oriented, research-driven approach. They maintain a global investment intelligence network that continues to grow and currently employs more than 200 investment professionals based on three continents. They include analysts and portfolio managers, born in over 30 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies.

As EMGF has grown, its adviser has devoted increased resources to the task of evaluating and managing investments in developing countries. Currently, the organization has 29 analysts covering these countries, compared with four in 1986; these analysts also manage a portion of the fund. The bulk of its assets are managed by nine portfolio managers, compared with two in 1986; both of the original managers, incidentally, are still with the fund. During this difficult period in emerging markets, this team of investment professionals has remained essentially intact.

The Capital organization's research effort focuses heavily on regions as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given our family of companies -- and the funds they manage, including Emerging Markets Growth Fund -- a competitive edge.

EMERGING MARKETS GROWTH FUND
INVESTMENT PORTFOLIO, DECEMBER 31, 2002

                                                                                                                (Unaudited)
                                                          Equity securities                                     Percent of
INDUSTRY DIVERSIFICATION                  Common stocks       Preferred stocks  Convertible bonds     Bonds     net assets

Semiconductor equipment & products               12.03  %               -             .04  %            .11  %      12.18 %
Diversified telecommunication services           11.63                  -             .01                 -         11.64
Oil & gas                                        10.13               1.27 %             -               .06         11.46
Banks                                             8.82                .97               -               .01          9.80
Wireless telecommunication services               7.75                .54             .08                 -          8.37
Metals & mining                                   4.09               1.78               -                 -          5.87
Beverages                                         3.05               2.10               -                 -          5.15
Other                                            30.30               1.34               -              1.87         33.51


                                                 87.80 %             8.00 %           .13 %            2.05 %       97.98


Short-term securities                                                                                                2.59
Excess of payables over cash and receivables (including foreign currency contracts)                                  (.57)

Net assets                                                                                                          100.00 %

                                                                                         Number of        Market    Percent
Equity securities                                                                        shares or         value     of net
(Common and preferred stocks and convertible bonds)                               principal amount          (000)    assets


Argentina  -  0.17%
BI SA (acquired 10/21/93, cost: $4,567,000)  (1)  (2)                                    4,952,159       $ 1,303       .01%
Grupo Financiero Galicia SA, Class B (2)                                                         5             -          -
Hidroneuquen SA (acquired 11/11/93, cost: $29,115,000) (1)  (2) (3)                     28,022,311         3,086        .02
Nortel Inversora SA, Class A, preferred (ADR) (acquired 11/24/92,
 cost: $3,218,000) (1)  (2)                                                                513,584           257        .00
Quilmes Industrial SA, Class B (ADR)  (2)                                                1,921,200        11,969        .08
Telecom Argentina STET-France Telecom SA, Class B  (2)                                     297,315           150
Telecom Argentina STET-France Telecom SA, Class B (ADR)  (2)                             3,616,143         8,136        .06
                                                                                                          24,901        .17

Brazil  -  10.62%
Aracruz Celulos SA, Class B, preferred nominative (ADR)                                  1,481,000        27,487        .19
Banco Itau SA, preferred nominative                                                  2,707,536,300       131,356
Banco Itau SA, preferred nominative (ADR)                                                  318,000         7,568        .97
Cia. de Bebidas das Americas - AmBev, ordinary nominative                               20,067,000         2,713
Cia. de Bebidas das Americas - AmBev, preferred nominative (ADR)                        16,566,960       257,782       1.81
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative (ADR)                      3,334,504        24,442        .17
Cia. Paranaense de Energia - COPEL, Class B, preferred nominative (ADR)                  2,347,700         6,597        .05
Cia. Vale do Rio Doce, ordinary nominative                                                 728,000        21,191
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                         3,299,600        95,391
Cia. Vale do Rio Doce, Class A, preferred nominative                                       233,600         6,450
Cia. Vale do Rio Doce, Class A, preferred nominative (ADR)                               8,573,437       235,770       2.50
EMBRAER - Empresa Brasileira de Aeronautica SA, preferred nominative (ADR)                 917,299        14,585        .10
Itausa-Investimentos Itau S.A., preferred nominative                                   211,853,824       112,669        .78
Net Servicos de Comunicacao, preferred nominative (ADR)  (2)                               179,050           192        .00
New GP Capital Partners, LP, Class B (acquired 1/28/94,
cost: $16,088,000) (1)  (2)  (3)                                                            27,000         4,692        .03
Petrobras Distribuidora SA, preferred nominative                                       657,100,000         7,428        .05
Petroleo Brasileiro SA - Petrobras, ordinary nominative                                  2,239,310        33,447
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR)                            9,347,700       139,655
Petroleo Brasileiro SA - Petrobras, preferred nominative                                   991,600        13,015
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                          12,132,280       162,573       2.43
Tele Celular Sul Participacoes SA, ordinary nominative                               4,222,451,177         2,341
Tele Celular Sul Participacoes SA, preferred nominative (ADR)                            2,289,000        17,992        .14
Tele Centro Oeste Celular Participacoes SA, ordinary nominative                      4,007,299,000        10,543
Tele Centro Oeste Celular Participacoes SA, preferred nominative (ADR)                   3,894,905        15,580        .18
Tele Leste Celular Participacoes SA, ordinary nominative  (2)                        3,849,076,542           741
Tele Leste Celular Participacoes SA, preferred nominative (ADR)                            583,543         3,676        .03
Telemig Celular Participacoes SA, ordinary nominative                                1,462,134,872         1,576
Telemig Celular Participacoes SA, preferred nominative (ADR)                               999,258        16,887        .13
Telemig Celular SA, Class C, preferred nominative                                      385,295,000         4,011        .03
Tele Nordeste Celular Participacoes SA, ordinary nominative                          2,934,017,007         2,075
Tele Nordeste Celular Participacoes SA, preferred nominative (ADR)                       1,159,874        17,746        .14
Tele Norte Celular Participacoes SA, ordinary nominative  (2) (3)                    9,099,521,561         1,596
Tele Norte Celular Participacoes SA, preferred nominative (ADR)  (2) (3)                   395,642         1,840        .02
Unibanco-Uniao de Bancos Brasileiros SA, units                                       1,302,252,000        29,839
Unibanco-Uniao de Bancos Brasileiros SA, units (GDR)                                     7,511,650        82,253        .78
Usinas Siderurgicas de Minas Gerais SA, Class A, preferred nominative                    7,095,598        13,167        .09
                                                                                                       1,526,866      10.62

Chile  -  1.58%
Antofagasta PLC                                                                          5,038,130        50,693        .35
Banco Santander-Chile (ADR) (formerly Banco Santiago)                                    2,042,500        38,052        .27
Cia. de Telecomunicaciones de Chile SA (ADR)                                             7,796,932        74,773        .52
Cia. de Petroleos de Chile (COPEC)                                                       2,930,100        10,500        .07
Embotelladora Andina SA, Class A, preferred nominative (ADR) (3)                         3,610,050        25,198
Embotelladora Andina SA, Class B, preferred nominative (ADR) (3)                         2,820,273        19,460        .31
Empresas CMPC SA                                                                           949,459         8,374        .06
                                                                                                         227,050       1.58

China  -  3.35%
AsiaInfo Holdings, Inc.  (2) (3)                                                         3,133,450        19,866        .14
BYD Co. Ltd. (Hong Kong)  (2) (3)                                                       11,058,000        22,263        .15
China Merchants Holdings (International) Co. Ltd.(Hong Kong)                            33,930,000        23,713        .17
China Mobile (Hong Kong) Ltd.  (2)                                                      42,053,400       100,033
China Mobile (Hong Kong) Ltd.(ADR)  (2)                                                    670,600         8,101
China Mobile (Hong Kong) Ltd. 2.25%, convertible notes, November 3, 2005               $12,000,000        11,776        .83
China National Aviation Co. Ltd. (Hong Kong)                                            78,124,000        15,027        .10
China Petroleum & Chemical Corp. (Hong Kong)                                           302,750,000        50,858        .35
China Resources Enterprise Ltd. (Hong Kong)                                              8,908,800         7,883        .06
China Southern Airlines Co. Ltd. (Hong Kong)                                            34,612,000         9,321        .06
China Telecom Corp. Ltd.(Hong Kong)(2)                                                 285,581,000        50,171        .35
China Unicom  Ltd. (Hong Kong)(2)                                                      107,002,044        72,722        .51
CITIC Pacific Ltd. (Hong Kong)                                                           2,352,000         4,343        .03
Digital China Holdings Ltd. (Hong Kong)                                                 23,178,000         7,282        .05
Jiangsu Expressway Co. Ltd. (Hong Kong)                                                  8,364,000         2,467        .02
Legend Holdings Ltd. (Hong Kong)                                                       129,089,400        43,039        .30
PetroChina Co. Ltd. (Hong Kong)                                                         92,960,000        18,477        .13
Sinopec Beijing Yanhua Petrochemical Co. Ltd. (Hong Kong) (2) (3)                       87,976,400        10,605        .07
Zhejiang Expressway Co. Ltd. (Hong Kong)                                                 9,894,000         3,806        .03
                                                                                                         481,753       3.35

Colombia  -  0.11%
Bancolombia SA (ADR) (3)                                                                 6,772,175        15,847        .11

Czech Republic  -  0.36%
CESKE RADIOKOMUNIKACE, AS                                                                  586,700         3,689
CESKE RADIOKOMUNIKACE, AS (GDR)                                                            719,500         4,317        .06
CESKY TELECOM, AS  (2)                                                                   5,304,250        43,176        .30
                                                                                                          51,182        .36

Egypt  -  0.18%
Egyptian Company for Mobile Services S.A.E.                                              3,870,000        25,912        .18

Hong Kong  -  0.58%
ASM Pacific Technology Ltd.                                                              9,966,500        19,171        .13
China.com Corp., Class A  (2) (3)                                                        5,500,600        15,567        .11
Clear Media Ltd.  (2)                                                                   20,640,000        10,455        .07
Shangri-La Asia Ltd.                                                                     3,160,000         2,067        .02
Texwinca Holdings Ltd.                                                                  48,938,000        36,398        .25
                                                                                                          83,658        .58

Hungary  -  2.18%
Magyar Tavkozlesi Rt.                                                                   33,352,516       121,122
Magyar Tavkozlsi Rt. (ADR)                                                              1,723,300        30,675        1.05
MOL Magyar Olaj- es Gazipari Rt.                                                         2,211,717        51,691
MOL Magyar Olaj- es Gazipari Rt. (GDR)                                                     630,400        14,751        .46
National Savings and Commercial Bank Ltd.                                                9,719,090        95,710        .67
                                                                                                         313,949       2.18

India  -  12.20%
Bajaj Auto Ltd.                                                                          1,595,295        16,762        .12
Bharat Petroleum Corp. Ltd.                                                              3,312,600        14,983        .10
Bharti Tele-Ventures Ltd.  (2)                                                          20,334,300         9,679        .07
Cipla Ltd.                                                                                 458,350         8,598        .06
Cummins India Ltd. (3)                                                                  10,446,937        10,600        .07
Dr. Reddy's Laboratories Ltd.                                                            1,920,450        36,023
Dr. Reddy's Laboratories Ltd. (ADR)                                                        109,400         2,115        .26
GlaxoSmithKline Consumer Healthcare Ltd.                                                 1,262,700         6,883        .05
Grasim Industries Ltd.                                                                          62             -          -
HCL Technologies Inc.                                                                      400,000         1,560        .01
HDFC Bank Ltd.                                                                           7,072,752        31,901
HDFC Bank Ltd. (ADR)                                                                       829,600        11,166        .30
Hindustan Lever Ltd.                                                                    86,081,045       326,533       2.27
Housing Development Finance Corp. Ltd. (3)                                              20,930,306       156,584       1.09
ICICI Bank Ltd. (3)                                                                     13,193,690        38,700
ICICI Bank Ltd. (ADR) (3)                                                               16,115,275       104,749       1.00
Infosys Technologies Ltd. (3)                                                            3,993,280       397,936       2.77
Mahanagar Telephone Nigam Ltd.                                                           4,648,850         9,201        .06
Max India Ltd.                                                                                  40             -
Max India Ltd. 12.50% nonconvertible debenture March 2, 2004  (2)                            INR63             -          -
Nicholas Piramal India Ltd.                                                                339,367         1,732        .01
Reliance Industries Ltd. (formerly Reliance Industries Ltd. and
Reliance Petroleum Ltd.)                                                                51,232,450       318,679
Reliance Industries Ltd. (GDR)                                                           1,022,900        12,530       2.30
SET India Ltd. (acquired 5/15/00, cost: $34,131,000) (1) (2)                               106,250         2,471        .02
SET Satellite (Singapore) Pte. Ltd. (acquired 5/15/00,cost: $73,156,000) (1) (2)         2,840,990         5,494        .04
State Bank of India                                                                      6,958,700        41,062
State Bank of India (GDR)                                                                1,415,900        19,469        .42
Sun Pharmaceutical Industries Ltd.                                                         740,000         9,285
Sun Pharmaceutical Industries Ltd. 6.00%, convertible preferred,
November 30,2007  (2)                                                                    2,960,000            62        .06
Wipro Ltd.                                                                               3,507,220       119,447
Wipro Ltd. (ADR)                                                                           237,900         7,970        .89
Zee Telefilms Ltd.                                                                      15,930,000        32,442        .23
                                                                                                       1,754,616      12.20

Indonesia  -  2.55%
PT Astra International Tbk  (2) (3)                                                    153,489,300        54,082        .38
PT Hanjaya Mandala Sampoerna Tbk (3)                                                   256,401,300       106,117        .74
PT Indofood Sukses Makmur Tbk                                                          217,551,900        14,600        .10
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp. Tbk                                30             -          -
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B                444,538,540       191,440       1.33
                                                                                                         366,239       2.55

Israel  -  0.26%
First International Bank of Israel Ltd. - (1)  (2)                                       1,210,458           765
First International Bank of Israel Ltd. - (5)  (2)                                         899,900         2,330        .02
Metalink Ltd.  (2)                                                                         544,800         1,444        .01
Nova Measuring Instruments Ltd.  (2)                                                       586,000           879        .01
Orbotech Ltd.  (2) (3)                                                                   2,289,725        31,504        .22
                                                                                                          36,922        .26

Kazakhstan  -  0.01%
JSC Kazkommertsbank (ADR) (acquired 9/10/97, cost: $1,466,000) (1) (2)                      72,877           841        .01

Malaysia  -  3.05%
Arab-Malaysian Finance Bhd.                                                              1,589,000         1,756        .01
Commerce Asset-Holding Bhd.                                                             36,592,200        31,200        .22
Hong Leong Bank Bhd.                                                                    24,190,000        28,646        .20
IJM Corp. Bhd.                                                                          16,512,714        22,162        .15
IOI Corp. Bhd.                                                                          20,585,400        30,066        .21
Malayan Banking Bhd.                                                                    32,999,450        64,262        .45
Malaysian Pacific Industries Bhd.                                                        3,068,800        11,225        .08
Maxis Communications Bhd.  (2)                                                          68,877,000        97,878        .68
Nestle (Malaysia) Sdn. Bhd.                                                              4,148,000        21,832        .15
Oriental Holdings Bhd.                                                                   1,978,112         1,926        .01
Resorts World Bhd.                                                                      16,821,000        41,388        .29
Road Builder (M) Holdings Bhd.                                                          23,013,000        19,743        .14
Star Publications (Malaysia) Bhd.                                                        6,507,800        10,275        .07
Tanjong PLC                                                                             13,061,800        29,561        .20
UMW Holdings Bhd. (3)                                                                   14,094,859        27,262
UMW Holdings Bhd., warrants, expire January 26, 2005  (2) (3)                              574,819           233        .19
                                                                                                         439,415       3.05

Mexico  -  16.25%
America Movil SA de CV, Class A                                                         18,275,000        12,953
America Movil SA de CV, Class L                                                         27,412,500        19,773
America Movil SA de CV, Class L (ADR)                                                   26,980,200       387,436       2.92
America Telecom SA de CV, Series A1  (2)                                                 4,417,600         2,599        .02
Apasco, SA de CV                                                                         9,995,845        60,438        .42
Cemex, SA de CV, ordinary participation certificates, units                              9,379,359        40,647
Cemex, SA de CV, warrants, expire December 21, 2004 (2)                                    707,229           273        .28
Coca-Cola FEMSA, SA de CV, Class L (ADR)                                                   485,700         8,694        .06
Consorcio International Hospital, SA de CV, convertible preferred, units
(acquired 9/25/97, cost: $4,827,000)  (1)  (2)                                              23,970             -          -
Controladora Comercial Mexicana, SA de CV, units                                        15,925,400         8,293        .06
Fomento Economico Mexicano, SA de CV (ADR) (3)                                           6,727,280       245,008
Fomento Economico Mexicano, SA de CV, units (3)                                          5,314,800        19,440       1.84
Grupo Industrial Bimbo, SA de CV, Class A                                               22,177,375        32,913        .23
Grupo Televisa, SA, ordinary participation certificates  (2)                             2,950,000         4,105
Grupo Televisa, SA, ordinary participation certificates (ADR)  (2)                       7,581,919       211,763       1.50
Industrias Penoles, SA de CV                                                               458,300           851        .01
Kimberly-Clark de Mexico, SA de CV, Class A, ordinary participation certificates        60,397,300       139,782        .97
Organizacion Soriana, SA de CV, Class B  (2)                                             4,655,300         8,911        .06
Panamerican Beverages, Inc., Class A                                                     4,459,599        92,670        .64
Telefonos de Mexico, SA de CV, Class A                                                  12,740,000        20,455
Telefonos de Mexico, SA de CV, Class L                                                  27,412,500        44,013
Telefonos de Mexico, SA de CV, Class L (ADR)                                            20,903,200       668,484       5.10
Wal-Mart de Mexico, SA de CV, Series C (3)                                              34,268,633        66,654
Wal-Mart de Mexico, SA de CV, Series V (3)                                              97,705,191       222,451
Wal-Mart de Mexico, SA de CV, Series V (ADR) (3)                                           847,132        19,264       2.14
                                                                                                       2,337,870      16.25

Morocco  -  0.11%
Holcim (Maroc) SA, Class A (formerly Cimenterie de l'Oriental)                             102,685         8,102        .05
ONA SA                                                                                      56,000         4,087        .03
Societe des Brasseries du Maroc                                                             46,032         4,131        .03
                                                                                                          16,320        .11

Nigeria  -  0.07%
United Bank for Africa (GDR) (3)                                                           722,500        10,052        .07

Peru  -  0.48%
Cia de Minas Buenaventura SA                                                               456,485         6,056
Cia de Minas Buenaventura SA (ADR)                                                         704,467        18,591        .17
Credicorp Ltd. (3)                                                                       4,706,462        44,005        .31
Sociedad Minera El Brocal SA  (2)                                                            4,564             3
Sociedad Minera El Brocal SA, rights, expire February 10, 2003  (2)                            162             -        .00
                                                                                                          68,655        .48

Philippines  -  0.99%
ABS-CBN Holdings Corp. (Philippine Deposit Receipts)  (2)                               32,413,700         9,868        .07
Ayala Corp.                                                                             67,315,250         5,423        .04
Ayala Land, Inc.                                                                       115,985,230         9,887        .07
Bank of the Philippine Islands                                                          11,446,800         7,184        .05
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98,
cost: $1,850,000) (1)  (2)                                                                 724,790             -
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98,
cost: $616,000) (1)  (2)                                                                   241,431             -          -
GLOBE TELECOM, Inc.  (2)                                                                 4,676,625        39,205        .27
International Container Terminal Services, Inc.                                         19,533,588           886        .00
Philippine Long Distance Telephone Co.  (2) (3)                                          4,590,420        23,219
Philippine Long Distance Telephone Co. (ADR)  (2) (3)                                    5,031,096        25,306
Philippine Long Distance Telephone Co., convertible preferred shares,
Series III (GDS) (3)                                                                        50,664         1,034        .34
SM Prime Holdings, Inc.                                                                221,189,500        19,682        .14
Universal Robina Corp.                                                                  22,440,000         1,093        .01
                                                                                                         142,787        .99

Poland  -  1.18%
Bank Przemyslowo-Handlowy SA                                                               904,854        64,185
Bank Przemyslowo-Handlowy SA (GDR)                                                           4,220           142        .45
Bank Rozwoju Eksportu SA                                                                   480,684        11,052        .08
Bank Zachodni WBK SA (3)                                                                 2,326,206        42,726        .30
ING Bank Slaski SA                                                                         324,845        32,506        .22
KGHM Polska Miedz SA  (2)                                                                1,060,093         3,739        .03
Polski Koncern Naftowy ORLEN SA                                                          1,423,600         6,583
Polski Koncern Naftowy ORLEN SA (GDR)                                                      935,800         8,609        .10
                                                                                                         169,542       1.18

Portugal  -  0.11%
Vodafone Telecel - Comunicacoes Pessoais, SA                                             2,097,000        16,286        .11

Republic of Croatia  -  0.43%
PLIVA DD (GDR)                                                                           4,359,238        61,901        .43

Russian Federation  -  5.37%
Baring Vostok Private Equity Fund (acquired 12/15/00,
cost: $13,087,000) (1) (3) (4)                                                          13,087,057        12,240        .09
JSC MMC "Norilsk Nickel" (ADR)                                                           2,173,500        43,470        .30
Lenenergo                                                                               21,600,000         6,134        .04
LUKoil Holding (ADR)                                                                     7,931,159       482,214       3.35
New Century Capital Partners, LP (acquired 12/7/95,
cost: $5,492,000) (1) (2) (3) (4)                                                        5,256,300         2,750        .02
OAO Moscow City Telephone Network                                                        3,007,500        18,646        .13
RAO Gazprom (ADR)                                                                          586,504         6,921
RAO Gazprom (ADR) (acquired 10/21/96, cost: $5,646,000) (1)                                363,900         4,294        .08
Surgutneftegas (ADR)                                                                     9,741,400       154,888       1.08
Unified Energy System of Russia                                                         85,362,300        10,995
Unified Energy System of Russia (ADR)                                                       18,600           240
Unified Energy System of Russia (GDR)                                                      469,900         6,038        .12
Wimm-Bill-Dann Foods (ADR) (2)                                                           1,285,900        23,082        .16
                                                                                                         771,912       5.37

South Africa  -  4.77%
African Bank Investments Ltd. (3)                                                       41,958,639        27,721        .19
Anglo American Platinum Corp. Ltd.                                                         375,100        13,860        .10
Anglo American PLC                                                                       6,309,800        93,338        .65
Coronation Holdings Ltd.                                                                   264,900         1,587
Coronation Holdings Ltd., Class N                                                          624,720         3,795        .04
Crew Development Corp. (acquired 2/15/00, cost: $2,020,000) (1)  (2)                     2,925,000           649        .01
Dimension Data Holdings PLC (2)                                                         16,440,800         7,676        .05
Discovery Holdings Ltd. (2)                                                              5,560,391         4,811        .03
FirstRand Ltd.                                                                           8,967,268         7,717        .05
Gencor Ltd.                                                                              2,401,100        12,143        .08
Gold Fields Ltd.                                                                         1,845,809        25,878        .18
Harmony Gold Mining Co. Ltd.                                                             2,445,900        42,042
Harmony Gold Mining Co. Ltd. (ADR)                                                          15,400           259        .29
Impala Platinum Holdings Ltd.                                                              749,500        47,764        .33
MTN Group Ltd. (formerly M-Cell Ltd.)  (2)                                              45,057,723        64,541        .45
Nedcor Ltd.                                                                              9,062,453       117,731        .82
Sappi Ltd.                                                                               4,677,645        62,627        .44
Sasol Ltd.                                                                               7,853,900        96,429        .67
South Africa Capital Growth Fund, LP, Class A (acquired 8/25/95,
cost: $1,395,000) (1)  (2)                                                                   2,180           962
South Africa Capital Growth Fund, LP, Class D (acquired 8/25/95,
cost: $8,529,000) (1)  (2)                                                                  13,650         6,025        .05
South African Private Equity Fund III, LP (acquired 9/23/98,
cost: $20,646,000) (1) (3) (4)                                                              22,536        16,738        .12
South African Private Equity Fund III, Ltd. (acquired 10/6/00,
cost: $7,712,000) (1)  (4)                                                                   7,798         8,486        .06
Standard Bank Group Ltd.                                                                 2,112,100         7,446        .05
Xstrata PLC  (2)                                                                         1,516,300        15,843        .11
                                                                                                         686,068       4.77

South Korea  -  17.05%
Amkor Technology, Inc.  (2)                                                                 35,300           168        .00
Cheil Communications Inc.                                                                   45,400         3,564        .02
ENTERPRISEnetworks Ltd (formerly GNG Networks, Inc.) (2)                                   321,716           590        .00
Hyundai Development Co.  (2)                                                             3,193,274        18,850        .13
Hyundai Marine & Fire Insurance Co., Ltd.                                                  363,070         7,746        .05
Hyundai Motor Co.                                                                        1,542,264        36,092
Hyundai Motor Co. (GDR)                                                                  2,535,674        30,681
Hyundai Motor Co., nonvoting preferred (GDR)                                             1,228,683         6,836        .51
Kookmin Bank                                                                             1,511,700        53,543
Kookmin Bank (ADR)                                                                         456,254        16,129        .48
Korea Electric Power Corp.                                                               5,493,260        84,544        .59
KT Corp. (ADR)                                                                          14,660,818       315,941       2.20
KT Freetel Co., Ltd.  (2)                                                                4,574,070       108,778        .76
Kumgang Korea Chemical Co., Ltd.                                                           519,991        51,306        .36
LG Petrochemical Co., Ltd.                                                               1,025,300        11,759        .08
POSCO                                                                                      911,415        90,696        .63
Samsung Electro-Mechanics Co., Ltd.                                                      1,164,140        42,705        .30
Samsung Electronics Co., Ltd.                                                            2,551,059       675,521
Samsung Electronics Co., Ltd. (GDS)                                                      3,939,394       524,924
Samsung Electronics Co., Ltd., nonvoting preferred (GDS)                                     1,380            87       8.35
Samsung Fire & Marine Insurance Co., Ltd.                                                2,473,491       135,168        .94
Samsung SDI Co., Ltd.                                                                    1,465,836        84,677
Samsung SDI Co., Ltd. (GDR)                                                              1,575,200        25,755        .77
Samsung Securities Co.,Ltd. (2)                                                          1,635,400        39,513        .27
Shinhan Financial Group Co., Ltd.                                                        4,520,310        47,269
Shinhan Financial Group Co., Ltd. (GDR)                                                     13,210           267        .33
SK Telecom Co., Ltd.                                                                        93,860        18,126
SK Telecom Co., Ltd. (ADR)                                                               1,020,990        21,798        .28
                                                                                                       2,453,033      17.05

Sri Lanka  -  0.00%
National Development Bank of Sri Lanka  (2)                                                132,260            21        .00

Taiwan  -  5.86%
Accton Technology Corp.  (2)                                                             3,601,500         3,695        .03
Acer Inc.                                                                                7,005,981         6,419        .04
Advanced Semiconductor Engineering, Inc.  (2) (3)                                      201,338,992       118,709        .83
ASE Test Ltd.  (2)                                                                       1,891,140         7,565        .05
Asia Corporate Partners Fund, Class B (acquired 3/12/96,
cost: $12,753,000) (1) (2) (3)                                                              39,360         7,945        .06
ASUSTeK Computer Inc. (GDR)                                                                979,428         1,665        .01
AU Optronics Corp. (2)                                                                  24,336,000        14,348
AU Optronics Corp. (ADS)  (2)                                                            1,585,150         9,130        .16
Benq Corp.                                                                              17,073,589        19,195        .13
Compal Electronics, Inc.                                                                19,367,661        20,151
Compal Electronics, Inc. (GDS)                                                             112,800           581        .14
Compeq Manufacturing Co., Ltd.  (2)                                                     23,490,350        12,492        .09
Delta Electronics, Inc.                                                                  5,620,100         6,595        .05
High Tech Computer Corp.                                                                 1,453,200         6,216        .04
Hon Hai Precision Industry Co., Ltd.                                                    38,687,220       134,175
Hon Hai Precision Industry Co., Ltd. (GDR)                                               2,956,606        22,175       1.09
President Chain Store Corp.                                                             27,596,915        41,874        .29
Primax Electronics Ltd.                                                                    123,221            59        .00
Quanta Computer Inc.                                                                     8,715,450        14,358        .10
Seres Capital (Cayman) (acquired 3/12/96, cost: $12,000) (1) (3)                                 2            27
Seres Capital (Cayman), nonvoting (acquired 3/12/96, cost: $63,000) (1) (3)                      8           138        .00
Siliconware Precision Industries Co., Ltd.  (2)                                         32,669,000        15,957
Siliconware Precision Industries Co., Ltd. (ADR)  (2)                                      221,700           536        .11
Taiwan Semiconductor Manufacturing Co. Ltd.  (2)                                       205,002,865       252,402
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)  (2)                                   7,644,400        53,893       2.13
Test-Rite International Co., Ltd.                                                       13,869,900        10,102        .07
United Microelectronics Corp., (2)                                                      68,763,552        41,934
United Microelectronics Corp.,(ADR) (2)                                                  1,894,200         6,364        .34
Yageo Corp.  (2)                                                                        30,351,240         7,895
Yageo Corp. (GDR)  (2)                                                                   5,198,148         6,446        .10
                                                                                                         843,041       5.86

Thailand  -  1.95%
Advanced Info Service PCL                                                               82,532,400        68,490        .48
BEC World PCL                                                                            4,882,200        23,119        .16
Charoen Pokphand Feedmill PCL                                                           89,927,100         8,767
Charoen Pokphand Feedmill PCL, warrants, expire July 21, 2005 (2)                        3,745,630           212        .06
Dusit Thani PCL                                                                          1,083,366         1,056        .01
Electricity Generating Public Co., Ltd.                                                  6,108,747         5,317
Electricity Generating Public Co., Ltd., nonvoting depositary receipts                   4,376,600         3,784        .06
PTT Exploration and Production PCL                                                      12,540,900        41,337        .29
Siam Cement Co. Ltd.                                                                       392,700        11,394
Siam Cement Co. Ltd., nonvoting depositary receipts                                      2,600,600        70,750        .57
Siam City Cement PLC                                                                     9,350,224        45,579        .32
                                                                                                         279,805       1.95

Turkey  -  1.94%
Aktas Elektrik Ticaret AS  (2)                                                           4,273,718             -          -
Anadolu Efes Biracilik ve Malt Sanayii AS  (2) (3)                                   3,822,846,896        53,705        .37
Eregli Demir ve Celik Fabrikalari TAS  (2)                                             407,040,241         4,120        .03
Migros Turk TAS (3)                                                                  5,268,498,198        46,159        .32
Turkcell Iletisim Hizmetleri AS  (2)                                                 5,385,001,260        31,562        .22
Turkiye Garanti Bankasi AS  (2)                                                     15,393,053,586        19,997        .14
Turkiye Is Bankasi, Class C  (2)                                                    25,874,218,025        68,008        .47
Turkiye Sise ve Cam Fabrikalari AS  (2) (3)                                         14,544,141,927        13,621        .10
Yapi ve Kredi Bankasi AS  (2) (3)                                                   49,373,134,320        41,020        .29
Yapi ve Kredi Koray AS, Class B (2)                                                  1,210,400,000           490        .00
                                                                                                         278,682       1.94

Ukraine  -  0.00%
JKX Oil & Gas PLC                                                                        2,725,995           636        .00

Venezuela  -  0.07%
Cia. Anonima Nacional Telefonos de Venezuela (CANTV), Class D (ADR)                        754,089         9,502        .07

Vietnam  -  0.03%
Vietnam Enterprise Investments Ltd., Class C (acquired 9/20/01,
cost: $4,230,000) (1) (2) (3)                                                            4,392,828         4,656        .03

Multinational  -  0.49%
Capital International Global Emerging Markets Private Equity Fund, LP
(acquired 6/30/99, cost: $45,830,000) (1) (3) (4)                                           56,000        39,776        .28
New Asia East Investment Fund Ltd., Class A (acquired 5/23/96,
cost: $1,081,000) (1) (2) (3) (4)                                                          293,600           713
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96,
cost: $14,757,000) (1) (2) (3) (4)                                                       4,006,400         9,719        .07
New Europe East Investment Fund Ltd., Class B (acquired 6/4/93,
cost: $22,790,000) (1) (3)                                                                     436        13,540        .09
Oxus Mining PLC (2)                                                                      7,720,000         1,044        .01
Pan Asia Special Opportunities Fund (Cayman) (acquired 10/18/00,
cost: $5,914,000) (1) (3) (4)                                                              600,000         5,567        .04
                                                                                                          70,359        .49

Miscellaneous  -  1.58%
Equity securities in initial period of acquisition                                                       227,774       1.58


Total equity securities (cost: $12,641,744,000)                                                       13,798,053      95.93



                                                                                         Number of        Market    Percent
                                                                                      units or par         value     of net
Bonds and notes                                                                               (000)         (000)    assets

Argentina  -  0.09%
Republic of Argentina:
     7.00%/15.50% December 19, 2008 (5)  (6)                                            $   23,935       $ 5,385
     9.75% September 19, 2027 (6)                                                            4,830         1,087
     11.00% October 9, 2006 (6)                                                              2,405           541
     11.375% January 30, 2017 (6)                                                            1,230           298
     11.75% April 7, 2009 (6)                                                               15,075         3,467
     11.75% June 15, 2015 (6)                                                                1,000           234
     Payment-In-Kind Bonds:
          12.00% June 19, 2031 (6)                                                           5,877         1,205
          12.25% June 19, 2018 (6)                                                           3,672           753        .09
                                                                                                          12,970        .09

Brazil  -  0.23%
Federal Republic of Brazil:
     11.00% August 17, 2040                                                                 15,440         9,650
     Capitalization Payment-In-Kind Bond 8.00% April 15, 2014                               24,277        16,114
     Debt Conversion Bond, Series L, 2.625% April 15, 2012 (5)                              10,675         5,845
     MYDFA Trust 2.6875% September 15, 2007 (acquired 10/2/96,
cost: $1,682,000) (1)  (5)                                                                   1,806         1,183
     New Money Bond, Series L, 2.625% April  15, 2009 (5)
                                                                                               707           471        .23
                                                                                                           33,263       .23

Bulgaria  -  0.05%
Republic of Bulgaria 8.25% January 15, 2015                                                  5,904         6,468        .05

Colombia  -  0.02%
Republic of Colombia:
     10.00% January 23, 2012                                                                   575           582
     10.75% January 15, 2013                                                                 1,185         1,229
     11.75% February 25, 2020                                                                1,340         1,437        .02
                                                                                                           3,248        .02

Dominican Republic  -  0.02%
Dominican Republic:
     2.3125% August 30, 2024 (5)                                                               500           411
     9.50% September 27, 2006                                                                   70            74
     9.50% September 27, 2006 (acquired 9/20/01, cost: $2,308,000) (1)                       2,305         2,449        .02
                                                                                                           2,934        .02

Ecuador  -  0.00%
Republic of Ecuador 6.00% August 15, 2030 (5)                                                  580           236        .00

El Salvador  -  0.01%
Republic of El Salvador 7.75% January 24, 2023  (acquired 10/17/02,
cost: $1,470,000) (1)                                                                        1,475         1,471        .01

Indonesia  -  0.02%
Indah Kiat Finance Mauritius Ltd.:
     10.00% July 1, 2007 (6)                                                                 3,864           995
     11.875% June 15, 2002 (7)                                                                 950           299        .01
Pindo Deli Finance Mauritius Ltd.:
     10.25% October 1, 2002 (7)                                                              2,035           448
     10.75% October 1, 2007 (6)                                                              3,975           924        .01
                                                                                                           2,666        .02

Jamaica  -  0.02%
Jamaican Government Bonds:
     10.625% June 20, 2017                                                                     915           904
     11.625% January 15, 2022                                                                  535           598
     11.75% May 15, 2011                                                                       330           369
     12.75% September 1, 2007                                                                  375           430        .02
                                                                                                           2,301        .02

Kazakhstan  -  0.01%
Turanalem Finance BV 10.00% May 29, 2007 (acquired 5/17/02, cost: $867,000) (1)                875           935        .01

Mexico  -  0.29%
Innova, S de RL 12.875% Senior Notes due April 1, 2007                                       1,000           872        .00
Pemex Project Master Trust:
     7.375% December 15, 2014 (acquired 12/13/02, cost: $735,000) (1)                          720           740
     8.50% February 15, 2008                                                                   875           978
     Class A, 7.875% February 1, 2009 (acquired 1/25/02, cost: $3,235,000) (1)               3,250         3,502
     Class A, 8.625% February 1, 2022 (acquired 1/25/02, cost: $2,670,000) (1)               2,700         2,855        .06
United Mexican States Government Bonds:
     7.50% January 14, 2012                                                                    550           590
     8.125% December 30, 2019                                                                3,100         3,278
     8.30% August 15, 2031                                                                   7,150         7,561
     8.375% January 14, 2011                                                                 3,355         3,800
     8.625% March 12, 2008                                                                   1,565         1,802
     10.50% July 14, 2011                                                                   MXN256         2,621
     11.375% September 15, 2016                                                             $9,712        13,038        .23
                                                                                                          41,637        .29

Nigeria  -  0.00%
Central Bank of Nigeria, warrants, 0% November 15, 2020                                          4             -          -

Panama  -  0.08%
Republic of Panama:
     8.875% September 30, 2027                                                               5,615         5,573
     9.375% January 16, 2023                                                                 2,267         2,341
     9.375% April 1, 2029                                                                    1,505         1,618
     Interest Reduction Bond 5.00% July 17, 2014 (5)                                         2,484         2,210        .08
                                                                                                          11,742        .08

Peru  -  0.03%
Republic of Peru 9.125% February 21, 2012                                                    4,474         4,396        .03

Philippines  -  0.07%
Republic of Philippines 10.625% March 16, 2025                                              10,370        10,707        .07

Poland  -  0.19%
PTC International Finance BV 10.75% July 1, 2007                                                92            96        .00
Republic of Poland:
     6.00% November 24, 2010                                                             PLN52,300        14,040
     8.50% February 12, 2005                                                                 9,910         2,730
     8.50% October 12, 2005                                                                 36,000        10,096        .19
                                                                                                          26,962        .19

Romania  -  0.01%
Romania Government International Bond:
     8.50% May 8, 2012                                                                    EUR1,090         1,252
     10.625% June 27, 2008                                                                     560           697        .01
                                                                                                           1,949        .01

Russian Federation  -  0.65%
Russian Federation:
     5.00% March 31, 2030 (5)                                                               58,080        46,174
     5.00% March 31, 2030 (acquired 8/25/00, cost: $24,542,000) (1)  (5)                    53,855        42,815
     8.25% March 31, 2010 (acquired 8/25/00, cost: $3,430,000) (1)                           4,559         4,836        .65
                                                                                                          93,825        .65

South Korea  -  0.11%
Amkor Technology,Inc.:
     9.25% Senior Notes due May 1, 2006                                                     15,890        13,665
     9.25% Senior Notes due February 15, 2008                                                2,450         2,083        .11
                                                                                                          15,748        .11

Thailand  -  0.00%
Advance Agro Capital BV 13.00% November 15, 2007                                               735           643        .00

Tunisia  -  0.02%
Banque Centrale de Tunisie 7.375% April 25, 2012                                             2,950         3,120        .02

Turkey  -  0.02%
Republic of Turkey 11.875% January 15, 2030                                                  2,275         2,394        .02

Venezuela  -  0.11%
Petrozuata Finance, Inc., Series B, 8.22% April 1, 2017 (acquired 4/12/02,
cost: $1,159,000) (1)                                                                        1,520           965        .01
Republic of Venezuela:
     9.25% September 15, 2027                                                               18,355        12,527
     Debt Conversion Bond 2.3125% December 18, 2007 (5)                                      1,310         1,005
     Front-Loaded Interest Reduction Bond, Series B, 2.6875% March 31, 2007 (5)                536           415        .10
                                                                                                          14,912        .11


Total bonds and notes (cost: $262,136,000)                                                               294,527       2.05



                                                                                         Number of        Market    Percent
                                                                                      units or par         value     of net
Short-term securities                                                                    value(000)         (000)    assets

Corporate short-term notes  -  1.95%
Asset Securitization Corp. 1.36% due 1/7/03                                             $   17,100      $ 17,095       .12%
BMW U.S. Capital Corp. 1.38% due 1/9/03                                                     35,000        34,988        .24
CBA (Delaware) Finance Inc. 1.34% due 1/2/03                                                45,000        44,997        .31
Corporate Asset Funding Co. Inc. 1.37% due 1/13/03                                          25,000        24,988        .17
National Australia Funding (DE) Inc. 1.34%-1.35% due 1/3-1/6/03                             25,000        24,996        .18
Rio Tinto PLC 1.20%-1.33% due 1/2-1/31/03                                                   29,300        29,271        .20
Royal Bank of Scotland Group, PLC 1.33%-1.34% due 1/2-1/15/03                               40,000        39,990        .28
Societe Generale N.A. Inc. 1.32%-1.33% due 1/6-2/3/03                                       64,600        64,544        .45
                                                                                                         280,869       1.95

Federal agency discount notes  -  0.50%
Fannie Mae 1.25%-1.49% due 1/2-1/29/03                                                      72,000        71,970        .50

Non-U.S. government short-term obligations  -  0.07%
Turkish Government Treasury Bill 0% due 12/3/03                                  TRL27,758,910,000        11,104        .07

Non-U.S. currency  -  0.07%
Taiwanese Dollar                                                                        TWD325,820         9,417        .07


Total short-term securities (cost: $362,399,000)                                                         373,360       2.59


Total investment securities (cost: $13,266,279,000)                                                   14,465,940     100574

Net unrealized appreciation on foreign currency contracts (8)                                             12,271        .09

Excess of payables over cash and receivables (excluding open
foreign currency contracts)                                                                              (94,408)     (0.66)

Net assets                                                                                          $ 14,383,803     100.00%


(1) Purchased in a private placement transaction; resale to the public may require registration, and no right to demand registration under U.S. law exists. As of December 31, 2002, the total market value and cost of such securities were
    $214,120,000 and $383,089,000, respectively, and the market value represented 1.49% of net assets.
(2) Non-income-producing securities.
(3) This company represents investment in an affiliate as defined in the Investment Company Act of 1940.  This definition includes, but is not limited to, companies in which the fund owns more than 5% of the outstanding voting securities.  New
    Asia East Investment Fund Ltd., New Europe East Investment Fund Ltd., and Capital International Global Emerging Markets
    Private Equity Fund, LP are considered affiliates since these companies have the same investment adviser as the fund.
(4) Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
(5) Coupon rate may change periodically.
(6) Security is currently in default.
(7) Security is currently in default pending a bond restructuring; no principal payment received on the scheduled maturity date.
(8) As of December 31, 2002, the net unrealized foreign currency contracts receivable consists of the following:

                                                  Contract amount            U.S. valuation at 12/31/2002
                                                                                             Unrealized
                                                                                            appreciation
                                                Non-U.S.       U.S.          Amount        (depreciation)
                                                 (000)        (000)          (000)            (000)

Sales:
Mexican Peso expiring 1/13-5/28/03          MXN5,401,064   $525,765        $512,353         $13,412
South African Rand expiring 6/27/03           ZAR153,221     16,275          16,867            (592)
Thai Baht expiring 1/22/03                    THB478,062     10,530          11,079            (549)

Foreign currency contracts ---net.....                                                      $12,271


Abbreviations

Securities:
ADR - American Depositary Receipts
ADS - American Depositary Shares
GDR - Global Depositary Receipts
GDS - Global Depositary Shares

Non - U.S. currency:
EUR - Euro Dollar
INR - Indian Rupee
MXN - Mexican Peso
PLN - Polish Zloty
THB - Thai Baht
TRL - Turkish Lira
TWD - Taiwanese Dollar
ZAR - South African Rand


See Notes to Financial Statements


EQUITY SECURITIES ADDED TO THE PORTFOLIO SINCE JUNE 30, 2002

American Telecom
ASM Pacific Technology
BYD
China Telecom
Cia. de Petroleos de Chile (COPEC)
Empresa CPMC
Hyundai Marine & Fire Insurance
Jiangsu Expressway
JSC MMC "Norilsk Nickel"
Korea Electric Power
PetroChina
Sasol
Sociedad Minera El Brocal
Texwinca Holdings
Zhejinag Expressway


EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE JUNE 30, 2002

Absa Group
Akbank Turk
Aluminum Corp. of China
AO Mosenergo Power Generation and Electrification Amalgamation
Asia Pacific Resources International Holdings
AudioCodes
Bank Hapoalim
Banpu
Camtek
Cementos Lima
Check Point Software Technologies
China Steel
Coca-Cola HBC
Corp. Interamericana de Entretenimiento
Datacraft Asia
DiamondWorks
Distribucion y Servicio D&S
DSP Group
Empresa Nacional de Electricidad
First Pacific
Goldbelt Resources
Grupo Aeroportuario del Sureste
Grupo Mexico
Grupo Modelo
Gulf Indonesia Resources
Hindalco Industries
Hughes Software Systems
I.T.C.
IMPSAT Fiber Networks
International Pepsi-Cola Bottler Investments
JD Group
Johnnic Holdings
Kamaz
Koc Holding
KorAm Bank
Matav-Cable Systems Media
MIH
MIH Holdings
Nasionale Pers Beperk
Netas, Northern Electric Telekomunikasyon
North Pacific GeoPower
Pepsi-Gemex
Petrol Ofisi
Procomp Informatics
PT Indah Kiat Pulp & Paper
PT Pabrik Kertas Tjiwi Kimia
Sage Group
Samsung Co.
Satyam Computer Services
Siam Commercial Bank
South African Breweries
State Bank of Mauritius
Telecomunicacoes Brasileiras
Teva Pharmaceutical Industries
Trakya Cam Sanayii
TV Azteca
VIA Technologies
Vimpel-Communications
YTL
Zoran

Financial Statements

Statement of assets and liabilities (Unaudited)
at December 31, 2002
(dollars in thousands, except per-share data)
Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $10,922,476)                         $12,264,250
  Affiliated issuers (cost: $2,343,803)                              2,201,690              $14,465,940

 Cash                                                                                               243
 Receivables for--
  Sales of investments                                                   8,609
  Sales of fund shares                                                  19,900
  Dividends and accrued interest                                        58,563
  Open forward currency contracts                                       12,271                   99,343

                                                                                             14,565,526

Liabilities:
 Non-U.S. taxes payable                                                                          15,341
 Payables for--
  Purchases of investments                                              10,892
  Unfunded capital commitments                                          43,355
  Redemptions of fund shares                                           102,339
  Investment advisory fee                                                7,653
  Accrued expenses                                                       2,143                  166,382

                                                                                                181,723

Net assets at December 31, 2002 --
  Equivalent to $41.19 per share on
  349,196,836 shares of $0.01 par value
  capital stock outstanding (authorized
  capital stock -- 400,000,000 shares)                                                      $14,383,803




 Net assets consist of:
  Capital paid in on shares of capital stock                                                $17,846,925
  Distributions in excess of net investment income                                              (59,598)
  Accumulated net realized loss                                                              (4,599,328)
  Net unrealized appreciation                                                                 1,195,804


 Net assets at December 31, 2002                                                            $14,383,803




Statement of operations (Unaudited)
for the six months ended December 31, 2002
(dollars in thousands)


Investment income:
 Income:
  Dividends                                                           $132,779
  Interest                                                              20,391

 Expenses:
  Investment advisory fee                                               45,392
  Custodian fee                                                          5,538
  Registration statement and prospectus                                     15
  Auditing and legal fees                                                  150
  Reports to shareholders                                                   20
  Directors' fees                                                           84
  Other expenses                                                           117                   51,316

 Net investment income                                                                          101,854

Realized loss and unrealized
 appreciation on investments:
 Net realized loss before non-U.S. taxes                            (1,603,598)
 Non-U.S. taxes                                                            274

  Net realized loss                                                                          (1,603,324)

 Net change in unrealized appreciation on investment
  securities                                                           382,531
 Net change in unrealized appreciation
   on open forward currency contracts                                  (18,003)

  Net unrealized appreciation                                          364,528
  Non-U.S. taxes                                                       (14,046)

   Net change in unrealized appreciation on
    investments                                                                                 350,482

 Net realized loss and net change in unrealized
  appreciation on investments                                                                (1,252,842)

Net decrease in net assets resulting
 from operations                                                                            $(1,150,988)


See Notes to Financial Statements



Financial Statements
Statement of changes in net assets
(dollars in thousands)

                                                              Six Months Ended               Year Ended
                                                                 December 31,                  June 30,
                                                                      2002                        2002

Operations:
 Net investment income                                                $101,854                 $210,762
 Net realized loss on investments                                   (1,603,324)              (1,392,735)
 Net change in unrealized appreciation
  on investments                                                       350,482                  151,138

  Net decrease in net assets
   resulting from operations                                        (1,150,988)              (1,030,835)

Dividends and distributions paid
 to shareholders:
 Dividends from net
  investment income                                                   (180,200)                (247,296)

Capital share transactions:
 Proceeds from shares sold:
  9,598,100 and 32,565,738 shares, respectively                        385,802                1,457,154
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends:
  3,939,072 and 5,033,531 shares, respectively                         164,417                  226,056
 Cost of shares repurchased:
  27,219,746 and 40,501,673 shares, respectively                    (1,093,255)              (1,780,587)


  Net decrease in net assets
   resulting from capital share
   transactions                                                       (543,036)                 (97,377)

Total decrease in net assets                                        (1,874,224)              (1,375,508)

Net assets:
 Beginning of period                                                16,258,027               17,633,535

 End of period (including distributions in excess
  of net investment income and undistributed net
  investment income: $(59,598) and
  $18,748, respectively)                                           $14,383,803              $16,258,027

See Notes to Financial Statements.

                          Notes to financial statements



1.  Organization and significant accounting policies

Organization - Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, interval investment company ("open-end interval fund"). As an open-end interval fund, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Bonds and notes are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type. Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board.

     Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from securities transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on securities are amortized daily over the expected life of the security.

     Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Non-U.S. currency translation - Assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities and other assets and liabilities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments.

     Unfunded capital commitments - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

     Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from its investments. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contact is closed or offset by another contract with the same broker for the same settlement date and currency.



2.       Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. As of December 31, 2002, accrued non-U.S. taxes on unrealized gains were $16,310,000.

Currency gains and losses - Net realized currency gains on dividends, interest, withholding taxes reclaimable, sales of non-U.S. bonds and notes, forward contracts and other receivables and payables, on a book basis, were $2,775,000 for the six months ended December 31, 2002.


3.    Federal income taxation

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, capital losses related to sales of securities within 30 days of purchase, and unrealized appreciation or depreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The tax character of the distribution paid of $180,200,000 was ordinary income.

As of December 31, 2002, distributions in excess of net investment income and currency losses on a tax basis were $5,554,000.

As of December 31, 2002, the accumulated net capital losses were $4,528,760,000, including a net capital loss carryforward totaling $2,374,509,000 expiring 2007 through 2010. The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.


As of December 31, 2002, the cost of investment securities, excluding forward currency contracts, and cash denominated in non-U.S. currencies for federal income tax reporting purposes was $13,372,945,000. Net unrealized appreciation on investments, excluding forward currency contracts, aggregated $1,076,685,000, net of accumulated deferred taxes totaling $16,310,000 of which $3,589,508,000 related to appreciated securities and $2,512,823,000 related to depreciated securities.


4. Fees and  transactions  with related  parties

Investment advisory fee - The Investment Advisory and Service Agreement with Capital International, Inc. ("CII") provides for monthly management service fees, accrued weekly. CII is wholly owned by Capital Group International, Inc., which is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion.

Transfer agent fee - The fund has an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. AFS is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. Under this agreement, the fund compensates AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. Transfer agent fees were $1,000 for the six months ended December 31, 2002.

Deferred Directors' fees- Since the adoption of the deferred compensation plan in 1998, Directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts. Directors' fee for the six months ended December 31, 2002 were $84,000, representing $119,000 in current fees (either paid in cash or deferred), offset by a $35,000 net decrease in the value of deferred compensation amounts. As of December 31, 2002, the cumulative amount of these liabilities was $301,000. This amount is included with accrued expenses.


5.       Restricted securities

The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2002, the total value of restricted securities was $214,120,000, which represents 1.49% of the net assets of the fund.


6.       Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,099,288,000 and $2,707,708,000, respectively, during the six months ended December 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended December 31, 2002, the custodian fee of $5,538,000 is reported net of a $12,000 reduction.


7.       Transactions with affiliates

If the fund owns more than 5% of the outstanding voting securities of a company, the company represents investment in an affiliate as defined in the Investment Company Act of 1940. In addition, New Asia East Investment Fund Ltd., New Europe East Investment Fund Ltd., and Capital International Global Emerging Markets Private Equity Fund, LP are considered affiliates since these companies have the same investment adviser as the fund. For the six months ended December 31, 2002, the fund earned $14,034,000 from its holdings in affiliated investments. This amount is included in dividend income.

Emerging Markets Growth Fund
Per-Share Data and Ratios

                                    Six months
                                         ended                                  Year ended June 30
                                   12/31/02 (1)          2002           2001           2000           1999          1998


Net asset value, beginning of
 period                                 $44.80         $48.21         $68.69         $55.53         $46.05        $70.87
                                      --------       --------       --------       --------       --------      --------
 Income from investment
  operations:
  Net investment income                   0.30           0.35           0.68           0.58           1.48          1.56
  Net realized and unrealized
   (loss) gain on investments
   before non-U.S. taxes                 (3.35)         (3.06)        (20.76)         13.86           8.03        (20.69)
  Non-U.S. taxes                          (.04)          (.01)          (.04)          (.30)         (0.03)         0.05
                                      --------       --------       --------       --------       --------      --------
   Total (loss) income from
    investment operations                (3.09)         (2.72)        (20.12)         14.14           9.48        (19.08)
                                      --------       --------       --------       --------       --------      --------
 Less Distributions:
  Dividends from net
   investment income                      (.52)          (.69)          (.36)          (.98)           ___         (2.36)
  Distributions from net
   realized gains                          ___            ___            ___            ___            ___         (3.38)
                                      --------       --------       --------       --------       --------      --------
   Total distributions                    (.52)          (.69)          (.36)          (.98)           ___         (5.74)
                                      --------       --------       --------       --------       --------      --------
Net asset value, end of period          $41.19         $44.80         $48.21         $68.69         $55.53        $46.05
                                       =======        =======        =======        =======        =======       =======
Total return                             (6.91)% (2)    (5.64)%       (29.31)%       25.63%         20.59%        (27.56)%

Ratios/supplemental data:
 Net assets, end of period
  (in millions)                        $14,384        $16,258        $17,634        $22,639        $18,147       $12,364
 Ratio of expenses to average
  net assets                           .35% (2)          .70%           .68%           .71%           .73%          .76%
 Ratio of expenses and non-U.S.
  taxes to average net assets          .46% (2)          .72%           .75%          1.15%           .73%          .80%
 Ratio of net income to average
  net assets                           .70% (2)         1.27%          1.25%          1.11%          3.03%         2.58%
 Portfolio turnover rate             14.76% (2)        26.22%         26.10%         35.86%         33.71%        23.41%



(1) Unaudited.
(2) Based on operations for the period shown and, accordingly, not representative of a full year's operations.




BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

                                             Year first
                                              elected a
                                             Director of
Name and age                                  the fund/1/     Principal occupation(s) during past five years

R. Michael Barth, 53                            1988          Chief Executive Officer, F.M.O., The Netherlands Development Finance
                                                              Company

Collette D. Chilton, 45                         1999          President and Chief Investment Officer, Lucent Technologies, Inc.

Khalil Foulathi, 51                             1996          Executive Director, Abu Dhabi Investment Authority

Beverly L. Hamilton, 56                         1991          Investment management adviser; retired President, ARCO Investment
                                                              Management Company

David F. Holstein, 47                           2001          Managing Director, Global Equities, General Motors Investment
                                                              Management Corporation

Raymond Kanner, 49                              1997          Director, Global Equity Investments, IBM Retirement Funds

Helmut Mader, 60                                1986          Former Director, Deutsche Bank AG

William Robinson, 64                            1986          Director, Deutsche Asset Management Australia Limited

Gerrit Russelman, 57                            2001          Director, Equities, Pensioenfonds PGGM

Aje K. Saigal, 46                               2000          Chief Investment Officer, Global Equities, Government of Singapore
                                                              Investment Corporation Pte. Limited

Nestor V. Santiago, 53                          2001          Vice President and Chief Investment Officer, Howard Hughes Medical
                                                              Institute

"NON-INTERESTED" DIRECTORS

                                             Number of
                                          boards within the
                                            fund complex/2/
                                              on which
Name and age                               Director serves    Other directorships/3/ held by Director

R. Michael Barth, 53                              1           None

Collette D. Chilton, 45                           1           None

Khalil Foulathi, 51                               1           Thuraya Telecommunications Company

Beverly L. Hamilton, 56                           1           MassMutual Services and Institutional Funds; Oppenheimer Funds

David F. Holstein, 47                             1           None

Raymond Kanner, 49                                1           None

Helmut Mader, 60                                  1           None

William Robinson, 64                              1           Southern Mining Corporation

Gerrit Russelman, 57                              1           Industri Kapital Limited

Aje K. Saigal, 46                                 1           None

Nestor V. Santiago, 53                            1           TIAA-CREF College Retirement Equities Fund; TIAA-CREF Mutual Funds;
                                                              TIAA-CREF Institutional Mutual Funds; TIAA-CREF Life Funds;
                                                              TIAA Separate Account VA-1

"INTERESTED" DIRECTORS/4/
                                             Year first
                                             elected a          Principal occupation(s) during past five years
Name, age and                            Director or officer    and positions held with affiliated entities or the
position with fund                          of the fund/1/      principal underwriter of the fund

Walter P. Stern, 74                             1991            Vice Chairman of the Board,
Chairman of the Board                                           Capital International, Inc.

David I. Fisher, 63                             1986            Chairman of the Board,
Vice Chairman of the Board                                      Capital Group International, Inc./5/

Nancy Englander, 58                             1991            Senior Vice President,
President                                                       Capital International, Inc.

Shaw B. Wagener, 43                             1997            Chairman of the Board,
Executive Vice President                                        Capital International, Inc.

Victor D. Kohn, 45                              1996            President and Director,
Senior Vice President                                           Capital International, Inc.

"INTERESTED" DIRECTORS/4/
                                             Number of
                                          boards within the
                                            fund complex/2/
Name, age and                                 on which
position with fund                         Director serves      Other directorships/3/ held by Director

Walter P. Stern, 74                               1             None
Chairman of the Board

David I. Fisher, 63                               1             None
Vice Chairman of the Board

Nancy Englander, 58                               1             None
President

Shaw B. Wagener, 43                               1             None
Executive Vice President

Victor D. Kohn, 45                                1             None
Senior Vice President

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 11100 SANTA MONICA BOULEVARD, LOS ANGELES, CA 90025,
ATTENTION: FUND SECRETARY.

OTHER OFFICERS

                                             Year first
                                             elected an         Principal occupation(s) during past five years
Name, age and                                officer of         and positions held with affiliated entities or the
position with fund                            the fund/1/       principal underwriter of the fund

Roberta A. Conroy, 48                           1991            Senior Vice President and Senior Counsel, Capital
Senior Vice President                                           Guardian Trust Company and Capital International, Inc./5/

Hartmut Giesecke, 65                            1993            Chairman of the Board and Director, Capital
Senior Vice President                                           International K.K.;/5/ Senior Vice President and Director, Capital
                                                                International, Inc.

Nancy J. Kyle, 52                               1996            Senior Vice President and Director, Capital
Senior Vice President                                           Guardian Trust Company/5/


Michael A. Felix, 42                            1993            Senior Vice President, Capital International, Inc.
Vice President and Treasurer

Peter C. Kelly, 44                              1996            Senior Vice President, Senior Counsel and Director,
Vice President                                                  Capital International, Inc.

Robert H. Neithart, 37                          2000            Executive Vice President and Research Director of
Vice President                                                  Emerging Markets, and Director, Capital International Research,
                                                                Inc./5/

Abbe G. Shapiro, 43                             1997            Vice President, Capital International, Inc.
Vice President

Lisa B. Thompson, 37                            2000            Vice President and Research Director of Emerging
Vice President                                                  Markets, and Director, Capital International Research, Inc./5/

Vincent P. Corti, 46                            1986            Vice President-- Fund Business Management
Secretary                                                       Group, Capital Research and Management Company/5/

Valerie Y. Lewis, 46                            1999            Fund Compliance Specialist,
Assistant Secretary                                             Capital Research and Management Company/5/

Jeanne M. Nakagama, 45                          2000            Vice President, Capital International, Inc.
Assistant Treasurer

Lee K. Yamauchi, 40                             2000            Vice President, Capital International, Inc.
Assistant Treasurer

/1/  Directors and officers of the fund serve until their resignation, removal or retirement.
/2/  Capital International, Inc. ("CII") serves as investment adviser for Emerging Markets Growth Fund, Inc., an open-end "interval"
     fund, and does not act as investment adviser for other registered investment companies.
/3/  This includes all directorships (other than those in Emerging Markets Growth Fund, Inc.) that are held by each Director as a director of a public company or a registered investment company.
/4/  "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser,
     Capital International, Inc. or affiliated entities.
/5/  Company affiliated with Capital International, Inc.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

135 South State College Boulevard
Brea, CA 92821-5823

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

This report is for the information of shareholders of Emerging Markets Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Printed in USA  TAG/CG/6099

(C) 2003 Emerging Markets Growth Fund, Inc.

Lit. No. EMGF-013-0203(NLS)